                                                                EXHIBIT 10.10


                              EMPLOYMENT AGREEMENT

      THIS EMPLOYMENT AGREEMENT (this "Agreement") is entered into as of May 21, 1997 by and between Watson General Corporation, a California corporation (the "Company") and Dan R. Cook ("Employee").

                                   WITNESSETH:

      WHEREAS, the Company desires to enter into this Employment Agreement with the Employee and the Employee desires to enter into this Employment Agreement with the Company, on the terms and conditions hereinafter set forth.

      NOW, THEREFORE, in consideration of the mutual promises and covenants set forth herein, the parties agree as follows:

      1. Term. The Company agrees to employ Employee and Employee hereby accepts such employment, in accordance with the terms of this Agreement, commencing May 22, 1997, and ending May 20, 2001, unless this Agreement is earlier terminated as provided herein.

      2. Services and Exclusivity of Services. So long as this Agreement shall continue in effect, Employee shall devote Employee's full business time, energy and ability exclusively to the business, affairs and interests of the Company and its affiliates or subsidiaries ("Affiliates") and matters related thereto. shall use Employee's best efforts and abilities to promote the Company's interests and shall perform the services contemplated by this Agreement in accordance with policies established by and under the direction of the board of directors of the Company (the "Board").

      Without the prior express written consent of the Board, Employee shall not, directly or indirectly, during the term of this Agreement, engage in any activity competitive with or adverse to the Company's business, whether alone, as a partner, officer, director, employee or significant investor of or in any other entity. An investment of greater than 5% of the outstanding capital or equity securities of an entity shall be deemed significant for these purposes.

      Notwithstanding anything herein to the contrary, the Employee shall not be precluded from engaging in other paid or unpaid pursuits outside his employment with the Company hereunder, provided that such other pursuits (1) do not compete with the Company, and (2) do not with the Employee's performance of his employment obligations to the Company under this Agreement, and provided further, that with respect to all other paid pursuits, the Employee gives prior written notice of such other paid pursuit(s) to the Company.

      The Company acknowledges that the Employee is currently under a two year contract to provide consulting services to Tanknology Environmental, Inc. The Company acknowledges that the Employee's fulfillment of his obligations under such consulting contract, as such obligations have been described to the Company by the Employee, will not violate any of the Employee's obligations to the Company hereunder and will not violate any other term or provision of this Agreement.

      Employee represents to the Company that Employee has no other outstanding commitments inconsistent with any of the terms of this Agreement or the services to be rendered hereunder.

      3. Duties and Responsibilities. Employee shall serve as President of Watson General or its successor, which in either event shall include the assets and business of USTMAN Industries (the "Subsidiary"), for the duration of this Agreement. In the performance of Employee's duties,



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which shall include the duties usually vested in a president of a corporation,
Employee shall report directly to the Board and shall be subject to the direction of the Board and shall be subject to the direction of the Board and to such limits on Employee's authority as the Board may from time to time impose.

      Employee agrees to observe and comply with the rules and regulations of the Company as adopted by the Board respecting the performance of Employee's duties and agrees to carry out and perform orders, directions and policies of the Company and its Board as they may be, from time to time, stated either orally or in writing.

      During the term of this Agreement, the Board shall nominate Employee to serve on the Board.

      4. Compensation.

               (a) Base Compensation. During the term of this Agreement, the Company agrees to pay Employee a base salary at the rate of One Hundred Thirty Thousand Dollars ($130,000) per year, payable in accordance with the Company practices in effect from time to time (the "Base Salary").

               (b) Annual Cash Bonus. During the term of this Agreement, the Company agrees to pay Employee an annual cash bonus (the "Cash Bonus"), equal to the following percent of the Company's earnings before income taxes, depreciation and amortization ("EBTDA") and as further defined in the Securities Purchase Agreement Dated May 21, 1997 Among Watson General Corporation, Sagaponack Partners, L.P. and Sagaponack International Partners, L.P., provided in each case that the EBTDA for such year is at least 90% of the targeted EBTDA (after employees bonus calculation) for such year as specified in Exhibit A to this Agreement (which Exhibit is hereby incorporated herein by this reference):

                      Year 1      2.00% of EBTDA
                      Year 2      1.50% of EBTDA
                      Year 3      1.25% of EBTDA
                      Year 4      1.00% of EBTDA

Year 1 will take into account a credit for the costs of the restructuring of the Company anticipated to occur during the first three months of this Agreement, which costs are estimated to be approximately $200,000.

               (c) Grant of Common Stock. In consideration for Employee's execution of this Agreement with the Company, the Company agrees to issue to Employee an aggregate of Fifty Thousand (50,000) shares of the Company's Common Stock, or options or warrants to purchase such number of shares, on terms to be agreed by mutual good faith consent.

               (d) Stock Option. Concurrent with the execution of this Agreement by the parties hereto, the Company shall issue to Employee a stock option in the form of Exhibit B hereto.

               (e) Investment Intent of Employee. Employee acknowledges that the shares of Common Stock and stock option issuable to him pursuant to this Agreement and the shares of Common Stock issuable upon exercise of such option (collectively. the "Restricted Securities") have not been registered under the Securities Act of 1933, as amended (the "Act"), or applicable state securities laws. Employee acknowledges that the offer, sale and delivery of the Restricted Securities to him is made in reliance upon his representations, warranties, agreements and undertakings reflected herein. Employee represents and warrants that he is acquiring the Restricted Securities solely for his own account and interest and not with a view to distribute them to the



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public, until such time, if any, as the resale of the Restricted Securities by him is the subject of an effective registration statement or is otherwise permitted under the Act. Employee understands and agrees that unless the Restricted Securities either are registered under the Act or are disposed of in transactions for which exemptions from such registration are available, Employee must continue to own and hold the Restricted Securities for his own account and interest indefinitely. Employee further understands that whether an exemption from the registration requirements of the Act will be available for such future transactions as he may propose will depend upon the nature of each such transaction, the pertinent surrounding facts and circumstances then extant, and the then applicable law. Any certificate evidencing the Restricted Securities shall bear a legend substantially in the following form:

THE SECURITIES EVIDENCED BY THIS CERTIFICATE HAVE BEEN ACQUIRED FOR INVESTMENT AND HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), OR ANY STATE SECURITIES LAW AND MAY NOT BE SOLD OR TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION OR AN EXEMPTION THEREFROM UNDER SAID ACT AND ANY APPLICABLE STATE SECURITIES LAW.

               (f) Registration Rights. The Company covenants and agrees to provide the following registration rights at any time from and after the date of this Agreement to Employee:

                  (1) Whenever the Company proposes to file a registration statement relating to any of its capital stock under the Act, other than a registration statement required to be filed in respect of employee benefit plans on Form S-8 or similar form or any registration statement on Form S-4, or similar form relating to securities issued in connection with a reorganization, the Company shall, at least seven business days prior to such filing, give written notice thereof to Employee. Upon receipt by the Company, not more than four business days after receipt of such notice by Employee, of a written request by Employee for registration of all or a portion of the shares of Common Stock issued to Employee pursuant to this Agreement or issued or issuable to Employee upon exercise of the option granted pursuant to this Agreement ("Registrable Shares") then owned by Employee, the Company shall include such Registrable Shares in such registration statement or in a separate registration statement concurrently filed, and shall use all reasonable efforts to cause such registration statement to become effective with respect to such Registrable Shares, unless the managing underwriter therefor concludes in its reasonable good faith Judgment that compliance with this paragraph (f)(1) would materially adversely affect such offering. If the managing underwriter determines in good faith that a portion but not all of such Registrable Shares may be included, then only such portion shall be included. Notwithstanding anything in this paragraph (f)(1) to the contrary, Employee shall have no registration rights with respect to any Registrable Shares which are then eligible for immediate resale pursuant to Rule 144 under the Act.

                  (2) The Company will use all reasonable efforts to cause such registration statement to remain effective until the earlier of 45 days from the effective date of the registration statement or the date that Employee completes his distribution of the Registrable Shares. The Company will use all reasonable efforts to effect such qualifications under applicable blue sky or other state securities laws as may be reasonably requested by Employee to permit or facilitate such sale or other distribution. The Company will cause the Registrable Shares for which the registration statement is effected to be listed on any national securities exchange or quoted on any stock quotation system on which the shares of Common Stock are listed or quoted.

                  (3) Employee shall furnish to the Company such information as the Company may reasonably request and as shall be required in connection with any registration, qualification or compliance referred to in this paragraph (f). The Company agrees to furnish to Employee the number of prospectuses, offering circulars or other documents, or any amendments



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or supplements thereto, incident to any registration, qualification or compliance referred to in this paragraph (f) as Employee from time to time may reasonably request.

                  (4) The Company will bear all expenses of registrations, qualifications or compliance pursuant to this paragraph (f) (other than underwriting discounts and commissions and brokerage commissions and fees, if any payable with respect to the Registrable Shares or the cost of counsel for Employee), including, without limitation, registration fees, printing expenses, expenses of blue sky or other state securities law registration or compliance, and legal and auditing fees incurred by the Company in connection therewith.

                  (5) In connection with any registration of Registrable Shares pursuant to this paragraph (f), the Company agrees to provide reasonable cooperation to Employee and any underwriters participating in such offering, including, without limitation, entering into such customary underwriting or other agreements (which may contain customary representations and warranties by the Company and indemnification provisions); furnishing a customary comfort letter or letters, dated the date of the final prospectus with respect to the Registrable Shares, from the independent certified public accountants of the Company and addressed to Employee and any such underwriters; furnishing an opinion of counsel for the Company, dated the date of the closing of the sale of the Registrable Shares, with respect to such matters as may be reasonably requested, and making available for inspection by Employee and his agents all financial and other records, corporate documents and properties of the Company as shall be reasonably requested.

                  (6) During the effectiveness of a registration statement in which Registrable Shares are included pursuant to this paragraph (f), the Company will notify Employee promptly of any notice from a regulatory authority affecting the sale of the Registrable Shares and of any event or facts that, in the reasonable judgment of the Company, should be set forth in such registration statement. The Company will, as promptly as practicable, take such action as may be necessary to amend or supplement such registration statement in order to set forth or reflect such event or facts.

                  (7) In the event of the registration of any Registrable Shares pursuant to this paragraph (f), each party hereto (the "Indemnifying Party"), to the extent permitted by law, shall indemnify and hold harmless the other party hereto and its officers, directors, employees and agents (collectively, the "Indemnified Parties") against any losses, claims, damages or liabilities, joint or several (collectively, "Claims"), to which any of the Indemnified Parties may become subject under the Act or otherwise, insofar as such Claims (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of material fact contained in the registration statement (or any document contained in or incorporated by reference in the registration statement) relating to the Registrable Shares, or arise out of or are based upon any omission or alleged omission to state a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse each Indemnified Party for any legal or other expenses reasonably incurred by such Indemnified Party in connection with investigating or defending any Claims: provided however, that the Indemnifying Party will not be liable in any such case to the extent that any such Claim arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made or incorporated by reference in such registration statement in reliance upon and in conformity with written information provided by such Indemnified Pam specifically for use in the preparation thereof. The indemnity provided by this paragraph shall remain in full force and effect regardless of any investigation made by or on behalf of the Indemnified Party. If the indemnification provided for by this paragraph is unavailable to a party that would have been an Indemnified Party in respect of any Claims, then each party that would have been an Indemnifying Party shall, in lieu of indemnifying such Indemnified Party, contribute to the extent permitted by law to the amount paid or payable by such Indemnified Party as a result of such Claims in such proportion as is appropriate on an equitable basis to reflect the relative fault of the Indemnifying Party on the one hand and such Indemnified Party on the other hand in connection with the statement or omission which resulted in



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such Claims; provided, however, that no person guilty of fraudulent misrepresentation within the meaning of Section 11(f) of the Act shall be entitled to contribution from any person who was not found guilty of such fraudulent misrepresentation.

               (f) CPA Continuing Education Requirements. During the term of this Agreement, the Company shall reimburse Employee for the reasonable costs and expenses incurred by Employee in satisfying Employee's continuing education requirements as a certified public accountant.

               (g) Disability Coverage. The Company shall provide disability insurance for Employee during the term of this Agreement, which insurance shall provide not less than 100% of Employee's base salary for the first six months of disability, 50% for the next six months, and 25% for the next six months.

               (h) Additional Benefits. Employee shall also be entitled to all rights and benefits for which Employee is otherwise eligible under any life, medical, dental, disability, or insurance plan or policy or other plan or benefit that the Company or its Affiliates may provide for Employee, which shall be not less than the benefits provided for senior employees or for employees of the Company Generally, as from time to time in effect, during the term of this Agreement (collectively, "Additional Benefits"). The Company reserves the right to modify, suspend or discontinue any and all of the above referenced benefit plans, practices, policies and programs at any time (whether before or after termination of employment) without notice to or recourse by Employee, provided such modification, suspension or discontinuance applies equally to all employees of the Company subject to such plan.

               (i) Vacation. Employee shall be entitled to paid vacation during employment in accordance with the policies and practices of the Company.

               (j) Key Man Insurance. During the term of this Agreement, the Company shall have the right to maintain "key man" life insurance on Employee, and the Company shall be the beneficiary under any such insurance policy. Employee shall reasonably cooperate with the Company in connection with the application for such insurance.

      5. Termination. This Agreement and all obligations hereunder (except the obligations contained in Sections 7, 8, 9, 10 and 11 (Confidential Information, Inventions and Patents, No Solicitation of Customers, Noninterference with Employees and Assistance in Patent Applications) which shall survive any termination hereunder) shall terminate upon the earliest to occur of any of the following:

               (a) Expiration of Term. The expiration of the term provided for in Section 1 or the voluntary termination by Employee or retirement from the Company in accordance with the normal retirement policies of the Company.

               (b) Death or Disability of Employee. The death or disability of Employee. For the purposes of this Agreement, disability shall mean the absence of Employee performing Employee's duties with the Company on a full-time basis for a period of one hundred twenty (120) or more consecutive business days in any twelve (12) month period, as a result of incapacity due to mental or physical illness which is determined to be total and permanent by a physician selected by the Company or its insurers and acceptable to Employee or Employee's legal representative (such agreement as to acceptability not to be withheld unreasonably). If Employee shall become disabled, Employee's employment may be terminated by written notice from the Company to Employee, provided that the Company has then in effect the disability insurance provided for in Section 4(g) of this Agreement.




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               (c) For Cause. The Company may terminate Employee's employment and all of Employee's rights to receive Base Salary, Cash Bonus and any Additional Benefits hereunder (to the extent not yet accrued) for cause. For purposes of this Agreement, the term "cause" shall be defined as any of the following:

                  (1) Employee's material breach of any of the duties and responsibilities under this Agreement (other than as a result of incapacity due to Employee's disability);

                  (2) Employee's conviction by or entry of a plea of guilty or nolo contendere in, a court of competent jurisdiction for a felony.

                  (3) Employee's commission of an act of fraud upon the Company or any personal dishonesty, incompetence, negligence, or willful or negligent misconduct that in the good faith judgment of the Board adversely affects the Company. including immoderate use of alcoholic beverages or narcotics or other substance abuse.

                  (4) Employee's willful failure or refusal to perform Employee's duties or responsibilities under this Agreement or Employee's material violation of any duty of loyalty to the Company or a breach of Employee's fiduciary duty.

               Notwithstanding the foregoing, Employee shall not be terminated for cause pursuant to clauses (1) through (4) of this Section 5(c) unless and until Employee has received written notice of proposed termination for cause which specifies in reasonable detail the cause and Employee has had an opportunity to be heard before the Board of the Company, and thereafter the Board by a vote of not less than two-thirds of all members present vote to terminate Employee for cause. Employee shall be deemed to have had such an opportunity to be heard before the Board if given written or telephonic notice at least 72 hours in advance of a meeting.

               (d) Without Cause. Notwithstanding any other provision of this
Section 5, the Company shall have the right to terminate Employee's employment with the Company without cause at any time, but any such termination other than as expressly provided in Section 5(a), (b), or (c) herein shall be without prejudice to Employee's rights to receive the Base Salary, Cash Bonus and all other compensation provided under this Agreement for the lesser of twelve (12) months or the remainder of the term of this Agreement.

               (e) Exclusive Remedy. Employee agrees that the payments expressly provided and contemplated by this Agreement shall constitute the sole and exclusive obligation of the Company in respect of Employee's employment with and relationship to the Company and that the payment thereof shall be the sole and exclusive remedy for any termination of Employee's employment. Employee covenants not to assert or pursue any other remedies, at law or in equity, with respect to any termination of employment.

      6. Business Expenses. During the term of this Agreement, to the extent that such expenditures satisfy the criteria under the Internal Revenue Code for deductibility by the Company (whether or not fully deductible by the Company) for federal income tax purposes as ordinary and necessary business expenses, the Company shall reimburse Employee promptly for reasonable business expenditures made and substantiated in accordance with policies, practices and procedures established from time to time by the Company generally with respect to other senior employees and incurred in the pursuit and furtherance of the Company's business and good will.

      7. Confidential Information. Employee acknowledges that the nature of Employee's engagement by the Company is such that the Employee shall have access to information of a confidential and/or trade secret nature which has great value to the Company and which constitutes a substantial basis and foundation upon which the business of the company is based. Such



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information includes financial, manufacturing and marketing data, techniques, processes, formulas, developmental or experimental work, work in process, methods trade secrets including, without limitation, customer lists and lists of customer sources), or any other secret or confidential information relating to the products, services, customers, sales or business affairs of the Company or its Affiliates (the "Confidential Information"). Employee shall keep all such Confidential Information in confidence during the term of the this Agreement and at all times thereafter and shall not disclose any of such Confidential Information to any other person, except to the extent such disclosure is (i) necessary to the performance of this Agreement and in furtherance of the Company's best interests, or (ii) required by applicable law. Upon termination of Employee's employment with the Company, Employee shall deliver to the Company all documents, records, notebooks, work papers, and all similar material containing any of the foregoing information, whether prepared by Employee, the Company or anyone else, which is in the possession, custody or control of Employee.

      8. Inventions and Patents. Except as may be limited by Section 2870 of the California Labor Code, all inventions, designs, improvements, patents, copyrights and discoveries conceived by Employee during the term of this Agreement which are useful in or directly or indirectly related to the business of the Company or to any experimental work carried on by the Company, shall be the property of the Company. Employee will promptly and fully disclose to the Company all such inventions, designs, improvements, patents, copyrights and discoveries (whether developed individually or with other persons) and shall take all steps necessary and reasonable required to assure the Company's ownership thereof and to assist the Company in protecting or defending the Company's proprietary nights therein.

      Employee acknowledges hereby receipt of written notice from the Company pursuant to California Labor Code Section 2872 that this Agreement (to the extent it requires an assignment or offer to assign rights to any invention of Employee) does not apply fully to an invention which qualifies fully under California Labor Code Section 2870.

      9. Non-Solicitation of Customers. Employee agrees that for a period of one year after the termination of employment with the Company, Employee will not, on behalf of Employee or on behalf of any other individual, association or entity, call on any of the customers of the Company or any Affiliate of the Company for purpose of Soliciting or inducing any of such customers to acquire (or providing to any of such customers) any product or service provided by the Company or any Affiliate of the Company, nor will Employee in any way, directly or indirectly as agent or otherwise, in any other manner solicit, influence or encourage such customers to take away or to divert or direct their business to Employee or any other person or entity by or with which Employee is employed, associated, affiliated or otherwise related.

      10. Non-interference with Employees. In order to protect the Confidential Information, Employee agrees that during the term hereof and for a period of one year thereafter, Employee will not, directly or indirectly, induce or entice any employee of the Company or ITS Affiliates to leave such employment or cause anyone else to leave such employment.

      11. Assistance in Patent Applications. Employee agrees at the Company's sole expense to assist the Company in obtaining United States or foreign letters patent and copyright registrations covering inventions assigned hereunder to the Company and that Employee's obligation to assist the Company shall continue beyond the termination of Employee's employment. If the Company is unable because of Employee's mental or physical incapacity or for any other reason to secure Employee's signature to apply or to pursue any application for any United States or foreign letter, patent or copyright registrations covering assigned to the Company, then Employee hereby irrevocably designates and appoints the Company and its duly authorized officers and agents as Employee's agent and attorney-in-fact to act for and in Employee's behalf and stead to execute and file any such applications and to do all other lawfully permitted acts to further the



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prosecution and issuance of letters patent or copyright registrations thereon with the same legal force and effect as if executed by Employee. Employee thereby waives and quitclaims to the Company any and all claims of any patent or copyright resulting from any such application for letters patent or copyright registrations assigned hereunder to the Company. Employee will further assist the Company in every way to enforce any copyrights or patents obtained including, without limitation, testifying in any suit or proceeding involving any of the copyrights or patents or executing any documents deemed necessary by the Company, all without further consideration but at the expense of the Company.

      12. Remedies. The parties hereto agree that the services to be rendered by Employee pursuant to this Agreement, and the rights and privileges granted to the Company pursuant to this Agreement, are of a special, unique, extraordinary and intellectual character, which gives them a peculiar value, the loss of which cannot be reasonably or adequately compensated in damages in any action at law, and that a breach by Employee of any of the terms of this Agreement will cause the Company great and irreparable injury and damage. Employee hereby expressly agrees that the Company shall be entitled to the remedies of injunction, specific performance and other equitable relief to prevent a breach of this Agreement by Employee. This Section 12 shall not be construed as a waiver of any other rights or remedies which the Company may have for damages or otherwise.

      13. Severability. If any provision of this Agreement is held to be unenforceable for any reason, it shall be adjusted rather than voided, if possible, to achieve the intent of the parties to the extent possible. In any event, all other provisions of this Agreement shall be deemed valid and enforceable to the extent possible.

      14. Succession. This Agreement shall inure to the benefit of and be binding upon the Company and its successors and assigns and any such successor or assignee shall be deemed substituted for the Company under the terms of this Agreement for all purposes. As used herein, "successor" and "assignee" shall include any person, firm, corporation or other business entity which at any time, whether by purchase, merger or otherwise, directly or indirectly acquires the stock of the Company or to which the Company assigns this Agreement by operation of law or otherwise. The obligations and duties of Employee hereunder are personal and otherwise not assignable. Employee's and Company's obligations and representations under this Agreement will survive the termination of Employees employment, regardless of the manner of such termination

      15. Notices. Any notice or other communication provided for in this Agreement shall be in writing and sent if to the Company to its principal office to the Attention of the Chairman of the Board or at such other address as the Company may from time to time in writing designate, and if to Employee at such address as Employee may from time to time in writing designate. Each such notice or other communication shall be effective (i) if given by telecommunication, when transmitted to the applicable number (if any) specified pursuant to this Section 15 and a verification of receipt is received, (ii) if given by mail, three days after such communication is deposited in the mails with first class postage prepaid, addressed as aforesaid or (iii) if given by any other means, when actually delivered at such address.

      16. Entire Agreement. This Agreement contains the entire agreement of the parties relating to the subject matter hereof and supersedes any prior agreements, undertakings, commitments and practices relating to Employee's employment by the Company.

      17. Amendments. No amendment or modification of the terms of this Agreement shall be valid unless made in writing and duly executed by both parties.



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      18. Waiver. No failure on the part of any party to exercise or delay in exercising any right hereunder shall be deemed a waiver thereof or of any other right, nor shall any single or partial exercise preclude any further or other exercise of such right or any other right.

        19. Governing Law. This Agreement, and the legal relations between the parties, shall be governed by and construed in accordance with the laws of the State of California without regard to conflicts of law doctrines and any court action arising out of this Agreement, subject to Section 20 below, shall be brought in any court of competent jurisdiction within the State of California, County of Orange unless otherwise agreed in writing by the parties.

      20. Arbitration. Any dispute, controversy or claim arising out of or in respect to this Agreement (or its validity, interpretation or enforcement), the employment relationship or the subject matter hereof shall at the request of either party be submitted and settled by arbitration conducted in the city or county of Colorado in which Company's executive offices are then located in accordance with the Voluntary Labor Arbitration Rules of the American Arbitration Association. The arbitration of such issues, including the determination of any amount of damages suffered, shall be final and binding upon the parties to the maximum extent permitted by law. Judgment upon the award rendered by the arbitrator may be entered by any court having jurisdiction thereof. Include only one of the following clauses: Each party shall bear its own expenses and one-half the aggregate amount of arbitration costs, except that the arbitrator may in his or her discretion award reasonable expenses (including reimbursement of the assigned arbitrator costs) to the prevailing party.

      21. Withholding. All compensation payable hereunder, including salary and other benefits, shall be subject to applicable taxes and withholding requirements.

      22. Counterparts. This Agreement and any amendment hereto may be executed in one or more counterparts. All of such counterparts shall constitute one and the same agreement and shall become effective when a copy signed by each party has been delivered to the other party.

      23. Headings. Section and other headings contained in this Agreement are for convenience of reference only and shall not affect in any way the meaning, or interpretation of this Agreement.

      24. Interpretation. The provisions of this Agreement shall be interpreted in a reasonable manner to effect the intent of the parties.


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      IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first above written.

                                        WATSON GENERAL CORPORATION


                                        -----------------------------------
                                        By   /s/  RONALD G. CRANE
                                          ---------------------------------
                                            Ronald G. Crane
                                        Its
                                           --------------------------------


                                        /s/ DAN R. COOK
                                        -----------------------------------
                                        Dan R. Cook

                                        Address:
                                        11357 West 76 Street Place
                                        Arvada, Colorado 80005



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